UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) APRIL 14, 2006


                            CNA FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                     1-5823                    36-6169860
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(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)            Identification No.)




     CNA CENTER, CHICAGO, ILLINOIS                                60685
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number, including area code (312)822-5000



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 14, 2006 Registrant delivered to each of the executive officers of Registrant, specifically Stephen W. Lilienthal, Michael Fusco, Jonathan D. Kantor, James R. Lewis and D. Craig Mense (collectively the "Executive Officers") a letter (the "Award Letter") notifying each of said Executive Officers of a long-term incentive cash award (the "Long-Term Incentive Award") under the CNA Financial Corporation 2000 Incentive Compensation Plan (the "Plan") for the performance period beginning January 1, 2006 and ending December 31, 2008 (the "Performance Period"). Delivered with each Award Letter was a copy of the terms (the "Award Terms") to which each Long-Term Incentive Award is subject. The form of Award Letter is filed as Exhibit 99.1 and the form of Award Terms is filed as Exhibit 99.2 to this Form 8-K.




ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits:

Exhibit No.       Description
-----------       ------------------------------------------------------------

99.1 Form of Award Letter for long-term incentive cash award to Executive Officers for the performance period beginning January 1, 2006 and ending December 31, 2008, delivered on April 14, 2006.

99.2 Form of Award Terms for long-term incentive cash award to Executive Officers for the performance period beginning January 1, 2006 and ending December 31, 2008, delivered on April 14, 2006.





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CNA FINANCIAL CORPORATION
                                                        (Registrant)

Date April 19, 2006                               /s/ D. Craig Mense
                                            ------------------------------------
                                                         (Signature)
                                            By:   D. Craig Mense
                                            Its:  Executive Vice President and
                                                  Chief Financial Officer




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